UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2024

Date of reporting period: September 1, 2023 through February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Corporate
High Yield Fund
Semiannual Report  |  February 29, 2024

A: RCRAX	C: RCRCX	Y: RCRYX
IMPORTANT NOTICE – UPCOMING CHANGES TO PIONEER FUNDS ANNUAL & SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information (“Redesigned Reports”). Certain information currently included in the Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.
If you previously elected to receive the Fund's Reports electronically, you will continue to receive the Redesigned Reports electronically. Otherwise, you will receive paper copies of the Fund's Redesigned Reports via USPS mail starting in July 2024. If you would like to receive the Fund's Redesigned Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at amundi.com/usinvestors and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

visit us: www.amundi.com/us

Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/241

Portfolio Summary  |  2/29/24
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	1.54%
2.	Commercial Metals Co., 3.875%, 2/15/31	1.34
3.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	1.23
4.	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	1.16
5.	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	1.16
6.	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	1.13
7.	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	1.10
8.	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1.08
9.	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	1.07
10.	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	1.04
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
2Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Prices and Distributions  |  2/29/24
Net Asset Value per Share
Class	2/29/24	8/31/23
A	$8.06	$7.82
C	$8.00	$7.76
Y	$8.10	$7.86

Distributions per Share: 9/1/23 - 2/29/24
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2370	$—	$—
C	$0.2062	$—	$—
Y	$0.2499	$—	$—
Index Definitions
The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 4 - 6.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/243

Performance Update | 2/29/24	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA US High Yield Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	ICE BofA US High Yield Index
Life of Class (1/3/17)	3.74%	3.08%	4.34%
5 Years	3.44	2.49	3.99
1 Year	9.04	4.13	10.97
Expense Ratio (Per prospectus dated December 28, 2023)
Gross	Net
1.54%	0.91%
Value of $10,000 Investment
Performance of Class A shares shown in the graph above is from the inception of Class A shares on 1/3/17 through 2/29/24. Index information shown in the graph above is from 1/31/17 through 2/29/24.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for  Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
4Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Performance Update | 2/29/24	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.
Average Annual Total Returns (As of February 29, 2024)
Period	If Held	If Redeemed	ICE BofA US High Yield Index
Life of Class (1/3/17)	3.05%	3.05%	4.34%
5 Years	2.80	2.80	3.99
1 Year	8.26	7.26	10.97
Expense Ratio (Per prospectus dated December 28, 2023)
Gross	Net
2.28%	1.66%
Value of $10,000 Investment
Performance of Class C shares shown in the graph above is from the inception of Class C shares on 1/3/17 through 2/29/24. Index information shown in the graph above is from 1/31/17 through 2/29/24.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five-year and Life-of-Class periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/245

Performance Update | 2/29/24	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.
Average Annual Total Returns (As of February 29, 2024)
Period	Net Asset Value (NAV)	ICE BofA US High Yield Index
Life of Class (1/3/17)	4.03%	4.34%
5 Years	3.74	3.99
1 Year	9.35	10.97
Expense Ratio (Per prospectus dated December 28, 2023)
Gross	Net
1.30%	0.61%
Value of $5 Million Investment
Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 1/3/17 through 2/29/24. Index information shown in the graph above is from 1/31/17 through 2/29/24.
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
6Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Comparing Ongoing Fund Expenses
As a shareholder in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on actual returns from September 1, 2023 through February 29, 2024.
Share Class	A	C	Y
Beginning Account Value on 9/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/29/24	$1,062.10	$1,058.50	$1,063.50
Expenses Paid During Period*	$4.61	$8.44	$3.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the partial year period).
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/247

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2023 through February 29, 2024.
Share Class	A	C	Y
Beginning Account Value on 9/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/29/24	$1,020.39	$1,016.66	$1,021.88
Expenses Paid During Period*	$4.52	$8.27	$3.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reﬂect the partial year period).
8Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Schedule of Investments  |  2/29/24
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 98.8%
	Corporate Bonds — 92.4% of Net Assets
	Advertising — 2.1%
275,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 227,563
100,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	89,815
194,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	173,203
301,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	290,588
	Total Advertising	$781,169

	Aerospace & Defense — 0.3%
110,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	$ 118,949
	Total Aerospace & Defense	$118,949

	Airlines — 0.9%
60,550	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 55,480
357,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	260,610
	Total Airlines	$316,090

	Auto Manufacturers — 1.6%
125,000	Ford Motor Co., 5.291%, 12/8/46	$ 108,096
429,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	365,719
115,000	JB Poindexter & Co., Inc., 8.75%, 12/15/31 (144A)	117,811
	Total Auto Manufacturers	$591,626

	Banks — 0.1%
45,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	$ 49,510
	Total Banks	$49,510

	Building Materials — 2.3%
197,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 206,358
260,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	228,443
45,000	Camelot Return Merger Sub, Inc., 8.75%, 8/1/28 (144A)	46,181
290,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	261,362
118,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30 (144A)	107,668
	Total Building Materials	$850,012

	Chemicals — 5.3%
363,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 351,656
120,000	NOVA Chemicals Corp., 8.50%, 11/15/28 (144A)	126,703
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/249

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Chemicals — (continued)
490,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	$ 520,648
265,000	Rain Carbon, Inc., 12.25%, 9/1/29 (144A)	265,034
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	193,782
EUR 100,000	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 7/15/28 (144A)	117,294
370,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	140,480
251,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	222,168
	Total Chemicals	$1,937,765

	Commercial Services — 5.8%
9,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 8,973
275,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	274,043
232,000	Brink's Co., 4.625%, 10/15/27 (144A)	219,238
75,000	Champions Financing, Inc., 8.75%, 2/15/29 (144A)	76,610
218,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	208,224
243,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	212,668
215,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	202,310
190,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	177,278
5,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (144A)	4,989
420,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	414,407
325,000	Sotheby's, 7.375%, 10/15/27 (144A)	312,170
	Total Commercial Services	$2,110,910

	Computers — 1.2%
303,000	NCR Voyix Corp., 5.00%, 10/1/28 (144A)	$ 281,602
150,000	NCR Voyix Corp., 5.25%, 10/1/30 (144A)	135,496
	Total Computers	$417,098

	Distribution/Wholesale — 0.4%
141,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 140,311
	Total Distribution/Wholesale	$140,311

	Diversified Financial Services — 5.7%
50,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	$ 50,250
60,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	60,912
250,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	257,813
The accompanying notes are an integral part of these financial statements.
10Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
369,030(a)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	$ 350,578
240,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	235,961
226,000	OneMain Finance Corp., 3.875%, 9/15/28	197,455
70,000	OneMain Finance Corp., 7.875%, 3/15/30	71,192
180,000	OneMain Finance Corp., 9.00%, 1/15/29	189,043
40,000	PennyMac Financial Services, Inc., 7.875%, 12/15/29 (144A)	40,944
242,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	226,849
201,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	187,617
223,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	216,327
	Total Diversified Financial Services	$2,084,941

	Electric — 3.2%
222,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 204,302
215,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	181,302
85,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	71,099
153,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	131,715
8,238	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 (144A)	8,203
140,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	147,706
55,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	50,169
50,000	Vistra Operations Co. LLC, 6.95%, 10/15/33 (144A)	52,095
320,000	Vistra Operations Co. LLC, 7.75%, 10/15/31 (144A)	331,007
	Total Electric	$1,177,598

	Electrical Components & Equipments — 1.1%
253,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 231,330
175,000(b)	WESCO Distribution, Inc., 6.625%, 3/15/32 (144A)	175,057
	Total Electrical Components & Equipments	$406,387

	Entertainment — 1.7%
225,000	Banijay Entertainment SASU, 8.125%, 5/1/29 (144A)	$ 232,701
80,000	Caesars Entertainment, Inc., 6.50%, 2/15/32 (144A)	80,598
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2411

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Entertainment — (continued)
214,000	Light & Wonder International, Inc., 7.25%, 11/15/29 (144A)	$ 218,990
110,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	103,125
	Total Entertainment	$635,414

	Environmental Control — 1.0%
130,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 119,193
270,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	245,989
	Total Environmental Control	$365,182

	Food — 0.3%
35,000	Fiesta Purchaser, Inc., 7.875%, 3/1/31 (144A)	$ 36,091
95,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	87,050
	Total Food	$123,141

	Forest Products & Paper — 0.8%
334,000	Mercer International, Inc., 5.125%, 2/1/29	$ 287,748
	Total Forest Products & Paper	$287,748

	Healthcare-Products — 0.6%
255,000	Medline Borrower LP, 3.875%, 4/1/29 (144A)	$ 228,641
	Total Healthcare-Products	$228,641

	Healthcare-Services — 2.9%
229,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 182,577
318,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	317,205
54,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	53,985
36,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	35,722
247,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	248,210
260,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	235,318
	Total Healthcare-Services	$1,073,017

	Home Builders — 1.8%
350,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 350,995
157,000	KB Home, 4.00%, 6/15/31	136,314
205,000	M/I Homes, Inc., 3.95%, 2/15/30	182,930
	Total Home Builders	$670,239

	Household Products/Wares — 0.5%
208,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 197,551
	Total Household Products/Wares	$197,551

The accompanying notes are an integral part of these financial statements.
12Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Iron & Steel — 2.1%
519,000	Commercial Metals Co., 3.875%, 2/15/31	$ 453,107
360,000	TMS International Corp., 6.25%, 4/15/29 (144A)	313,200
	Total Iron & Steel	$766,307

	Leisure Time — 5.1%
240,000	Carnival Corp., 6.00%, 5/1/29 (144A)	$ 234,531
55,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	60,003
290,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	283,257
255,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	261,414
95,000	NCL Corp., Ltd., 8.125%, 1/15/29 (144A)	99,948
75,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	73,156
120,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	118,088
20,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	20,793
200,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	216,330
210,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	205,275
290,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	279,850
	Total Leisure Time	$1,852,645

	Lodging — 1.1%
185,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	$ 185,000
202,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	204,141
	Total Lodging	$389,141

	Media — 3.7%
355,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 273,083
121,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	102,933
160,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	129,084
55,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	53,291
372,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	206,882
243,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	211,806
362,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	330,325
25,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	21,339
	Total Media	$1,328,743

	Mining — 3.6%
291,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 267,944
250,000	Constellium SE, 3.75%, 4/15/29 (144A)	222,705
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2413

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Mining — (continued)
235,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	$ 220,094
325,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	310,380
339,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	302,565
	Total Mining	$1,323,688

	Oil & Gas — 10.4%
241,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 241,998
211,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	218,881
110,000	CITGO Petroleum Corp., 8.375%, 1/15/29 (144A)	115,519
160,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	167,428
65,000	Civitas Resources, Inc., 8.625%, 11/1/30 (144A)	69,555
160,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	170,155
302,000	Energean Plc, 6.50%, 4/30/27 (144A)	274,669
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	87,376
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	87,075
400,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	380,180
300,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	299,400
220,000	Parkland Corp., 4.625%, 5/1/30 (144A)	200,961
208,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	205,455
200,000	Seadrill Finance, Ltd., 8.375%, 8/1/30 (144A)	205,533
270,000	Shelf Drilling Holdings, Ltd., 9.625%, 4/15/29 (144A)	260,583
190,000	Southwestern Energy Co., 5.375%, 3/15/30	181,598
103,500	Transocean, Inc., 8.75%, 2/15/30 (144A)	106,276
40,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	41,050
260,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	232,204
230,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	235,839
	Total Oil & Gas	$3,781,735

	Oil & Gas Services — 0.6%
215,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 216,434
	Total Oil & Gas Services	$216,434

	Packaging & Containers — 4.2%
235,000	Cascades Inc/Cascades USA, Inc., 5.375%, 1/15/28 (144A)	$ 227,166
344,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	318,200
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	131,603
189,000	OI European Group BV, 4.75%, 2/15/30 (144A)	173,993
The accompanying notes are an integral part of these financial statements.
14Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Principal Amount USD ($)		Value
	Packaging & Containers — (continued)
225,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	$ 228,035
195,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	184,721
95,000	Sealed Air Corp., 7.25%, 2/15/31 (144A)	98,076
164,000	TriMas Corp., 4.125%, 4/15/29 (144A)	149,493
	Total Packaging & Containers	$1,511,287

	Pharmaceuticals — 4.0%
395,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 330,319
350,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	338,200
283,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	227,753
185,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	117,304
260,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	245,523
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/29	212,783
	Total Pharmaceuticals	$1,471,882

	Pipelines — 6.5%
202,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 188,193
250,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 7.50%, 12/15/33 (144A)	254,891
330,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	315,975
405,000(c)(d)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	390,368
171,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	154,977
228,000	EQM Midstream Partners LP, 4.75%, 1/15/31 (144A)	212,021
185,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	186,280
369,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	371,981
30,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	30,477
185,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	187,120
70,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	74,635
	Total Pipelines	$2,366,918

	Private Equity — 0.3%
101,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	$ 94,443
	Total Private Equity	$94,443

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2415

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Principal Amount USD ($)		Value
	Real Estate — 0.6%
270,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 213,638
	Total Real Estate	$213,638

	REITs — 1.8%
108,000	Iron Mountain, Inc., 7.00%, 2/15/29 (144A)	$ 109,629
300,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	200,909
348,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	360,214
	Total REITs	$670,752

	Retail — 4.3%
181,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	$ 164,881
220,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	197,859
190,000	Brinker International, Inc., 8.25%, 7/15/30 (144A)	199,122
90,000	Gap, Inc., 3.625%, 10/1/29 (144A)	76,022
50,000	Gap, Inc., 3.875%, 10/1/31 (144A)	40,332
278,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	255,755
435,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	390,651
25,000	LCM Investments Holdings II LLC, 8.25%, 8/1/31 (144A)	25,515
235,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	200,525
	Total Retail	$1,550,662

	Software — 0.3%
120,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 107,433
	Total Software	$107,433

	Telecommunications — 2.1%
378,000	Altice France Holding S.A., 6.00%, 2/15/28 (144A)	$ 190,794
244,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	250,100
330,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	308,096
	Total Telecommunications	$748,990

	Transportation — 2.1%
355,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 307,075
219,000	Danaos Corp., 8.50%, 3/1/28 (144A)	224,742
253,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	215,690
	Total Transportation	$747,507

	Total Corporate Bonds (Cost $35,352,525)	$33,705,504

The accompanying notes are an integral part of these financial statements.
16Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Shares		Value
	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP 7,525(e)	Avation Plc, 1/1/59	$ 1,425
	Total Trading Companies & Distributors	$1,425

	Total Right/Warrant (Cost $—)	$1,425

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets#
Collateralized Reinsurance — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000(e)(f) +	Cypress Re 2017, 1/31/25	$ 25
250,000(e)(f) +	Resilience Re, 5/1/24	—
$ 25

	Total Collateralized Reinsurance	$25

Reinsurance Sidecars — 0.0%†
Multiperil – U.S. — 0.0%†
1,500,000(e)(g) +	Harambee Re 2018, 12/31/24	$ —
Multiperil – Worldwide — 0.0%†
250,000(e)(g) +	Viribus Re 2018, 12/31/24	$ —
106,153(g) +	Viribus Re 2019, 12/31/24	—
$ —

	Total Reinsurance Sidecars	$—

	Total Insurance-Linked Securities (Cost $36,954)	$25

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2417

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Shares		Value
	SHORT TERM INVESTMENTS — 6.4% of Net Assets
	Open-End Fund — 6.4%
2,326,241(h)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 2,326,241
		$ 2,326,241

	TOTAL SHORT TERM INVESTMENTS (Cost $2,326,241)	$2,326,241

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.8% (Cost $37,715,720)	$ 36,033,195
	OTHER ASSETS AND LIABILITIES — 1.2%	$ 433,107
	net assets — 100.0%	$36,466,302

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At February 29, 2024, the value of these securities amounted to $29,389,746, or 80.6% of net assets.
(a)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(b)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 29, 2024.
(e)	Non-income producing security.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Rate periodically changes. Rate disclosed is the 7-day yield at February 29, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Cypress Re 2017	1/24/2017	$ 840	$ 25
Harambee Re 2018	12/19/2017	31,843	—
Resilience Re	2/8/2017	124	—
The accompanying notes are an integral part of these financial statements.
18Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Restricted Securities	Acquisition date	Cost	Value
Viribus Re 2018	12/22/2017	$ 4,147	$ —
Viribus Re 2019	3/25/2019	—	—
Total Restricted Securities			$ 25
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
4,039,200	Markit CDX North America High Yield Index Series 41	Pay	5.00%	12/20/28	$(50,259)	$(246,204)	$(296,463)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (50,259)	$ (246,204)	$ (296,463)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
GBP	— Great British Pound
Purchases and sales of securities (excluding short-term investments) for the six months ended February 29, 2024, aggregated $6,201,576 and $11,746,251, respectively.
At February 29, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $37,612,160 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 657,476
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,532,904)
Net unrealized depreciation	$(1,875,428)
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2419

Schedule of Investments  |  2/29/24
(unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 29, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$33,705,504	$ —	$33,705,504
Right/Warrant	1,425	—	—	1,425
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil – U.S.	—	—	—*	—*
Multiperil – Worldwide	—	—	—*	—*
Open-End Fund	2,326,241	—	—	2,326,241
Total Investments in Securities	$ 2,327,666	$ 33,705,504	$ 25	$ 36,033,195
Other Financial Instruments
Centrally cleared swap contracts	$ —	$ (246,204)	$ —	$ (246,204)
Total Other Financial Instruments	$ —	$ (246,204)	$ —	$ (246,204)
*	Securities valued at $0.
During the period ended February 29, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
20Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Statement of Assets and Liabilities  |  2/29/24
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $37,715,720)	$ 36,033,195
Cash	1,310
Foreign currencies, at value (cost $5,416)	5,347
Swaps collateral	479,138
Receivables —
Investment securities sold	170,638
Fund shares sold	12,434
Interest	635,408
Due from the Adviser	3,345
Other assets	22,862
Total assets	$ 37,363,677
LIABILITIES:
Payables —
Investment securities purchased	$ 345,000
Fund shares repurchased	161,090
Distributions	7,709
Trustees’ fees	1,375
Professional fees	43,341
Variation margin for centrally cleared swap contracts	296,463
Management fees	1,495
Administrative expenses	996
Distribution fees	459
Accrued expenses	39,447
Total liabilities	$ 897,375
NET ASSETS:
Paid-in capital	$107,428,269
Distributable earnings (loss)	(70,961,967)
Net assets	$ 36,466,302
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $15,227,685/1,889,101 shares)	$ 8.06
Class C (based on $1,794,741/224,422 shares)	$ 8.00
Class Y (based on $19,443,876/2,400,860 shares)	$ 8.10
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.06 net asset value per share/100%-4.50% maximum sales charge)	$ 8.44
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2421

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 1,343,325
Dividends from unaffiliated issuers	37,471
Total Investment Income		$ 1,380,796
EXPENSES:
Management fees	$ 93,140
Administrative expenses	8,155
Transfer agent fees
Class A	5,286
Class C	591
Class Y	9,766
Distribution fees
Class A	19,143
Class C	9,477
Shareholder communications expense	3,332
Custodian fees	152
Registration fees	19,121
Professional fees	46,945
Printing expense	25,163
Officers’ and Trustees’ fees	4,152
Insurance expense	320
Miscellaneous	11,515
Total expenses		$ 256,258
Less fees waived and expenses reimbursed by the Adviser		(111,568)
Net expenses		$ 144,690
Net investment income		$ 1,236,106
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,719,414)
Swap contracts	(65,379)
Other assets and liabilities denominated in foreign currencies	443	$(1,784,350)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 2,872,028
Swap contracts	(141,287)
Other assets and liabilities denominated in foreign currencies	(71)	$ 2,730,670
Net realized and unrealized gain (loss) on investments		$ 946,320
Net increase in net assets resulting from operations		$ 2,182,426
The accompanying notes are an integral part of these financial statements.
22Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Statements of Changes in Net Assets
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 1,236,106	$ 2,894,634
Net realized gain (loss) on investments	(1,784,350)	(3,015,184)
Change in net unrealized appreciation (depreciation) on investments	2,730,670	1,743,577
Net increase in net assets resulting from operations	$ 2,182,426	$ 1,623,027
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.24 and $0.45 per share, respectively)	$ (465,750)	$ (969,285)
Class C ($0.21 and $0.38 per share, respectively)	(50,502)	(111,812)
Class Y ($0.25 and $0.47 per share, respectively)	(640,021)	(1,530,032)
Total distributions to shareholders	$ (1,156,273)	$ (2,611,129)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,949,356	$ 10,893,819
Reinvestment of distributions	1,109,257	2,509,274
Cost of shares repurchased	(7,862,558)	(22,140,611)
Net decrease in net assets resulting from Fund share transactions	$ (4,803,945)	$ (8,737,518)
Net decrease in net assets	$ (3,777,792)	$ (9,725,620)
NET ASSETS:
Beginning of period	$40,244,094	$ 49,969,714
End of period	$36,466,302	$ 40,244,094
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2423

Statements of Changes in Net Assets (continued)
	Six Months Ended 2/29/24 Shares (unaudited)	Six Months Ended 2/29/24 Amount (unaudited)	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount
Class A
Shares sold	69,711	$ 549,674	235,408	$ 1,836,675
Reinvestment of distributions	55,273	434,389	116,700	908,492
Less shares repurchased	(286,818)	(2,250,206)	(655,308)	(5,125,884)
Net decrease	(161,834)	$(1,266,143)	(303,200)	$ (2,380,717)
Class C
Shares sold	1,658	$ 12,991	9,754	$ 75,723
Reinvestment of distributions	5,430	42,381	12,156	93,877
Less shares repurchased	(35,263)	(277,880)	(156,018)	(1,209,119)
Net decrease	(28,175)	$ (222,508)	(134,108)	$ (1,039,519)
Class Y
Shares sold	176,973	$ 1,386,691	1,148,936	$ 8,981,421
Reinvestment of distributions	80,120	632,487	192,653	1,506,905
Less shares repurchased	(684,972)	(5,334,472)	(2,024,180)	(15,805,608)
Net decrease	(427,879)	$(3,315,294)	(682,591)	$ (5,317,282)
The accompanying notes are an integral part of these financial statements.
24Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Financial Highlights
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21*	Year Ended 8/31/20*	Year Ended 8/31/19*
Class A
Net asset value, beginning of period	$ 7.82	$ 7.97	$ 9.22	$ 8.78	$ 9.06	$ 8.90
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.49	$ 0.45	$ 0.46	$ 0.46	$ 0.45
Net realized and unrealized gain (loss) on investments	0.23	(0.19)	(1.31)	0.44	(0.27)	0.16
Net increase (decrease) from investment operations	$ 0.48	$ 0.30	$ (0.86)	$ 0.90	$ 0.19	$ 0.61
Distributions to shareholders:
Net investment income	$ (0.24)	$ (0.45)	$ (0.39)	$ (0.30)	$ (0.47)	$ (0.45)
Tax return of capital	—	—	—	(0.16)	—	—
Total distributions	$ (0.24)	$ (0.45)	$ (0.39)	$ (0.46)	$ (0.47)	$ (0.45)
Net increase (decrease) in net asset value	$ 0.24	$ (0.15)	$ (1.25)	$ 0.44	$ (0.28)	$ 0.16
Net asset value, end of period	$ 8.06	$ 7.82	$ 7.97	$ 9.22	$ 8.78	$ 9.06
Total return (b)	6.21%(c)	3.87%(d)	(9.54)%	10.45%	2.25%	7.13%
Ratio of net expenses to average net assets	0.90%(e)	0.90%	0.90%	0.90%	0.93%	1.00%
Ratio of net investment income (loss) to average net assets	6.51%(e)	6.33%	5.20%	5.05%	5.27%	5.10%
Portfolio turnover rate	18%(c)	33%	33%	83%	92%	60%
Net assets, end of period (in thousands)	$15,228	$16,042	$18,769	$23,369	$9,052	$8,374
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.46%(e)	1.53%	1.30%	1.40%	2.03%	2.12%
Net investment income (loss) to average net assets	5.95%(e)	5.70%	4.80%	4.55%	4.17%	3.98%
*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	For the year ended August 31, 2023, the Fund's total return includes a reimbursement by the Adviser. The impact on Class A's total return was less than 0.005%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2425

Financial Highlights  (continued)
	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21*	Year Ended 8/31/20*	Year Ended 8/31/19*
Class C
Net asset value, beginning of period	$ 7.76	$ 7.92	$ 9.17	$ 8.73	$ 8.94	$ 8.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.43	$ 0.37	$ 0.39	$ 0.41	$ 0.38
Net realized and unrealized gain (loss) on investments	0.23	(0.21)	(1.30)	0.44	(0.21)	0.15
Net increase (decrease) from investment operations	$ 0.45	$ 0.22	$ (0.93)	$ 0.83	$ 0.20	$ 0.53
Distributions to shareholders:
Net investment income	$ (0.21)	$ (0.38)	$ (0.32)	$ (0.24)	$ (0.41)	$ (0.38)
Tax return of capital	—	—	—	(0.15)	—	—
Total distributions	$ (0.21)	$ (0.38)	$ (0.32)	$ (0.39)	$(0.41)	$ (0.38)
Net increase (decrease) in net asset value	$ 0.24	$ (0.16)	$ (1.25)	$ 0.44	$(0.21)	$ 0.15
Net asset value, end of period	$ 8.00	$ 7.76	$ 7.92	$ 9.17	$ 8.73	$ 8.94
Total return (b)	5.85%(c)	2.95%(d)	(10.30)%	9.64%	2.30%	6.34%
Ratio of net expenses to average net assets	1.65%(e)	1.65%	1.65%	1.65%	1.50%	1.75%
Ratio of net investment income (loss) to average net assets	5.76%(e)	5.58%	4.29%	4.35%	4.67%	4.35%
Portfolio turnover rate	18%(c)	33%	33%	83%	92%	60%
Net assets, end of period (in thousands)	$1,795	$1,961	$ 3,061	$6,940	$ 853	$4,089
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.21%(e)	2.27%	2.06%	2.14%	2.58%	2.87%
Net investment income (loss) to average net assets	5.20%(e)	4.96%	3.88%	3.86%	3.59%	3.23%
*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	For the year ended August 31, 2023, the Fund's total return includes a reimbursement by the Adviser. The impact on Class C's total return was less than 0.005%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
26Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

	Six Months Ended 2/29/24 (unaudited)	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21*	Year Ended 8/31/20*	Year Ended 8/31/19*
Class Y
Net asset value, beginning of period	$ 7.86	$ 8.01	$ 9.27	$ 8.82	$ 9.11	$ 8.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.52	$ 0.48	$ 0.49	$ 0.48	$ 0.48
Net realized and unrealized gain (loss) on investments	0.22	(0.20)	(1.32)	0.45	(0.27)	0.16
Net increase (decrease) from investment operations	$ 0.49	$ 0.32	$ (0.84)	$ 0.94	$ 0.21	$ 0.64
Distributions to shareholders:
Net investment income	$ (0.25)	$ (0.47)	$ (0.42)	$ (0.33)	$ (0.50)	$ (0.48)
Tax return of capital	—	—	—	(0.16)	—	—
Total distributions	$ (0.25)	$ (0.47)	$ (0.42)	$ (0.49)	$ (0.50)	$ (0.48)
Net increase (decrease) in net asset value	$ 0.24	$ (0.15)	$ (1.26)	$ 0.45	$ (0.29)	$ 0.16
Net asset value, end of period	$ 8.10	$ 7.86	$ 8.01	$ 9.27	$ 8.82	$ 9.11
Total return (b)	6.35%(c)	4.19%(d)	(9.31)%	10.80%	2.53%	7.41%
Ratio of net expenses to average net assets	0.60%(e)	0.60%	0.60%	0.60%	0.63%	0.75%
Ratio of net investment income (loss) to average net assets	6.81%(e)	6.64%	5.47%	5.40%	5.58%	5.35%
Portfolio turnover rate	18%(c)	33%	33%	83%	92%	60%
Net assets, end of period (in thousands)	$19,444	$22,241	$28,139	$40,111	$12,934	$8,163
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.24%(e)	1.29%	1.11%	1.12%	1.76%	1.87%
Net investment income (loss) to average net assets	6.17%(e)	5.95%	4.96%	4.88%	4.45%	4.23%
*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	For the year ended August 31, 2023, the Fund's total return includes a reimbursement by the Adviser. The impact on Class Y's total return was less than 0.005%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2427

Notes to Financial Statements  |  2/29/24
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund through a tax-free reorganization (the “Reorganization”). Pioneer Dynamic Credit Fund was the legal and tax survivor of the Reorganization. The Predecessor Fund was the accounting and performance survivor of the Reorganization and, as such, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. For financial reporting purposes, net assets of $97,124,435, including unrealized depreciation of securities of $1,009,354, were combined with the Predecessor Fund as part of the Reorganization. The financial highlights and shareholder activity, as reflected in the Statements of Changes in Net Assets and Financial Highlights, have been adjusted to reflect the exchange ratios used for the Reorganization of the Fund with the Predecessor Fund. As a result of the Reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 29, 2024. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including
28Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2429

and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices
30Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2431

foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of February 29, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
32Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$2,611,129
Total	$2,611,129
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 334,058
Capital loss carryforward	(67,632,351)
Current year dividend payable	(8,010)
Net unrealized depreciation	(4,681,817)
Total	$(71,988,120)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, and the tax treatment of swaps.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $526 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2433

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
34Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2435

have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
36Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below-investment-grade (high-yield) debt of corporate issuers. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers,
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2437

retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at February 29, 2024 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and
38Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2439

issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed
40Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at February 29, 2024 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the six months ended February 29, 2024 was $4,262,800. Open credit default swap contracts at February 29, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2441

average daily net assets over $1 billion. For the six months ended February 29, 2024, the effective management fee (excluding waivers and/or reimbursement) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended February 29, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $1,495 in management fees payable to the Adviser at February 29, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended February 29, 2024, the Fund paid $4,152 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At February 29, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $1,375 and a payable for administrative expenses of $996, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
42Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$1,207
Class C	302
Class Y	1,823
Total	$3,332
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $459 in distribution fees payable to the Distributor at February 29, 2024.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2024, CDSCs in the amount of $32 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2443

the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the six months ended February 29, 2024, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
44Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Centrally cleared swap contracts†	$ —	$246,204	$ —	$ —	$ —
Total Value	$—	$246,204	$—	$—	$—

†	Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Swap contracts	$ —	$ (65,379)	$ —	$ —	$ —
Total Value	$—	$ (65,379)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Swap contracts	$ —	$ (141,287)	$ —	$ —	$ —
Total Value	$—	$(141,287)	$—	$—	$—
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2445

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Corporate High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
46Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2447

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio ofthe Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management
48Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2449

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
50Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/24

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret*
Fred J. Ricciardi
Officers
Lisa M. Jones, President and
Chief Executive Officer
Marco Pirondini**
Executive Vice President
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Ms. Piret became a non-voting Advisory Trustee of the Pioneer Funds effective January 22, 2024.
** Marco Pirondini was appointed to serve as an Executive Vice President of the Fund and Chief Investment Officer of Amundi US, Inc., effective January 1, 2024.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/2451

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 30144-07-0424

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration tatements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.

• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date April 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date April 30, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date April 30, 2024

*	Print the name and title of each signing officer under his or her signature.